UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2014

XFORMITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Colorado	84-1434313
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2005 Keats Lane, Highland Park, IL  60035

(Address of principal executive offices, including zip code)

Issuer’s Telephone No., including area code:  847-579-0770

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective August 8, 2014, XFormity Technologies, Inc., a Colorado corporation (the “Company”) entered into a Share Exchange Agreement dated July 31, 2014 (the “Agreement”).

This Agreement contemplates a reverse acquisition/merger in which the Company will issue an aggregate of 99,451,742 shares of Series A Convertible Preferred Stock to the stockholders of Goldstar North American Mining, Inc. (hereinafter “Goldstar”), in exchange for 100% of the issued and outstanding common stock of Goldstar.  After giving effect to (i) a one-for 300 reverse split which will be completed post-closing, (ii) the purchase by Goldstar of 548,258 shares of Preferred Stock from Sheldon Drobny in consideration of payment in the amount of $125,000 and (iii) the conversion of all outstanding Preferred Stock into shares of common stock, the Shareholders of Goldstar will own 46,500,000 shares of common stock out of a total of 62,185,272 shares of common stock of the Company issued and outstanding.

Consummation of the Agreement will result in a change in control of the Company.

Consummation of the Agreement is  contingent upon the Company filing all reports required to be filed with the SEC under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”),  Goldstar completing the preparation of all financial statements and pro forma financial information required under Item 9.01 of Form 8-K,  the completion of a Super 8-K containing all information required under Item 9.01(c) of Form 8-K and other conditions customary in transactions of this nature.  The Agreement will terminate if not consummated on or before December 31, 2014.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

On August 8, 2014, the Company issued the following common shares in reliance upon Section 3(a)(10) under the Securities Act of 1933, as amended, as approved and declared said settlement to be fair to the recipients by a court of competent jurisdiction; i.e. the Circuit Court for the 19th Judicial Circuit, Lake County, Waukegan, Illinois on July 2, 2014; for settlement of one or more bona fide claims:

A - 250,000 shares to Ryan D. Goulding, CPA as assignee

B - 2,500,000 shares to Adobe International, Inc. as assignee

C - 2,700,000  shares to Topspot Holdings, Inc. as assignee

D - 2,600,000 shares to Lanham & Lanham, LLC as assignee

E - 2,250,000 shares to Zodiac Investments, LLC as assignee

F - 2,450,000 shares to Midway International, LLC as assignee

G - 2,500,000 shares to Elite International Partners, Inc. as assignee

H - 250,000 shares to Sheldon Drobny

A through G above were in settlement of a claim for unpaid legal fees from Securities Counselors, Inc. in the amount of $45,432.00. H above was in settlement of a claim for unpaid salary from Sheldon Drobny in the amount of $97,500.00

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit       Description

- --------  -----------------------------------------------------------------

10.1*

Definitive Share Exchange Agreement, dated July 31, 2014, fully executed and delivered August 8, 2014, by and among the Company, Goldstar and the shareholders of Goldstar.

10.2*

Joint Motion to Approve Settlement and for an Agreed Order for the Dismissal of Case

10.3*

Agreed Order

10.4*

Opinion letter pursuant to Section 3(a)(10) of the Securities Act of 1933 arising out of the litigation entitled Securities Counselors, Inc. vs. XFormity Technologies, Inc., Case No., in The Circuit Court For The 19th Judicial Circuit Lake County, in Courtroom A at 301 South Greenleaf Ave., Park City, Illinois, 60085 (the “Litigation”).

10.5*

Ryan D. Goulding Assignment

10.6*

Form of assignment for:  (the same format was used for all 6 assignees)

A - Adobe International, Inc.

B - Topspot Holdings, Inc.

C - Lanham & Lanham, LLC

D - Zodiac Investments, LLC

E - Midway International, LLC

F - Elite International Partners, Inc.

10.7*

Ryan Goulding Share Issuance Agreement

10.8*

Form of Share Issuance Agreement for:  (the same format was used for all 6 assignees)

A - Adobe International, Inc.

B - Topspot Holdings, Inc.

C - Lanham & Lanham, LLC

D - Zodiac Investments, LLC

E - Midway International, LLC

F - Elite International Partners, Inc.

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*    Filed herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XFormity Technologies, Inc.

Dated: August 13, 2014	___________________________ Sheldon Drobny, President